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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT
                     _______________________


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                        January 30, 1997
        DATE OF REPORT (Date of earliest event reported)


                 DILLARD DEPARTMENT STORES, INC.
     (Exact name of registrant as specified in its charter)



     DELAWARE            1-6140             71-0388071
 (State or other        (Commission       (IRS Employer
 jurisdiction of        File Number)      Identification
  incorporation)                             Number)


        1600 Cantrell Road, Little Rock, Arkansas  72201
            (Address of principal executive offices)
                           (Zip Code)

                         (501) 376-5200
      (Registrant's telephone number, including area code)

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Item 5.   Other Events

     Pursuant to the terms and conditions of a Pricing Agreement between Registrant and Morgan Stanley & Co. Incorporated dated January 30, 1997, Registrant will issue on or about February 4, 1997 its 7.15% Notes limited to $100,000,000 aggregate principal amount maturing on February 1, 2007. The Notes are not subject to redemption prior to the maturity date.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1(g) Pricing Agreement dated January 30, 1997 between Dillard Department Stores, Inc. and
                    Morgan Stanley & Co. Incorporated

     Exhibit 4(4)   Form of 7.15% Note


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                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DILLARD DEPARTMENT STORES, INC.
                                   (Registrant)


                              By:  /s/ James I. Freeman
                                   James I. Freeman
                                   Senior Vice President and Chief
                                   Financial Officer



Date:  February 3, 1997

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                           Exhibit Index


                        Exhibits to Form 8-K



  Number in
Exhibit Table       Exhibit


    1(g)            Pricing Agreement dated
                    January 30, 1997 between the
                    Registrant and Morgan Stanley
                    & Co. Incorporated


    4(h)            Form of 7.15% Note